As filed with the Securities and Exchange Commission on August 14, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - June 30, 2006

Item 1. Report to Stockholders.

Second Quarter

Shareholder Report

2006

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

Contents of Report

Pages 2-4	Shareholder Letter

Exhibit 1	Portfolio Transactions During the Period From April 1, 2006
Pages 5-6	through June 30, 2006

Exhibit 2	Historical Financial Information
Pages 7-8

Pages 9-10	Expense Example

Page 11	Allocation of Portfolio Holdings

Pages 12-25	Unaudited Financial Statements for the Six Months Ended
June 30, 2006

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. A basis point is a unit that is equal to 0.01% and is used to denote the change in a financial instrument.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (8/06)

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

July 14, 2006
Dear Shareholder,

    Bridges Investment Fund had a total return of -4.67% during the second quarter of 2006, versus returns of -1.44% for the S&P 500 and -3.90% for the Russell 1000 Growth Index. For the first two quarters of 2006, the Fund had a total return of -3.39% versus a 2.71% gain for the S&P 500 and a -0.93% return for the Russell 1000 Growth Index. For the 12 month period ending June 30, 2006, the Fund had a total return of 3.19%, versus 8.63% for the S&P 500 and 6.12% for the Russell 1000 Growth Index. For the five year period ending June 30, 2006, the Fund had an average annual total return of 0.82%, versus 2.49% for the S&P 500, and -0.76% for the Russell 1000 Growth Index. For the ten year period ending June 30, 2006, the Fund had an average annual total return of 6.21%, versus 8.32% for the S&P 500 and 5.42% for the Russell 1000 Growth Index.

    Performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 866-934-4700.

    The first half of 2006 has been one of the most frustrating and difficult periods for the Fund in memory, which shows in its poor relative performance.

    The Fund ended 2005 with relatively strong performance, bettering the S&P 500 and Russell 1000 Growth by about 100 basis points for the fourth quarter (3.25% vs. 2.09% and 2.98%, respectively) and the year (5.99% vs. 4.91% and 5.26%, respectively). However, during the first half of 2006, the Fund’s relative performance has slipped markedly, primarily for three reasons: 1) we have allocated capital to companies that we believe are attractive longer term, but which have struggled in terms of stock price performance (despite good underlying financial performance) this year; 2) valuations for high quality growth companies have contracted markedly thus far this year; and 3) capital flows have gone to sectors where we have relatively less exposure, such as small and mid cap equities, non-U.S. domiciled companies, and companies with a relatively high degree of sensitivity to the pace of the economy. We discuss these factors in a little more detail below:

1)
We believe that health care and certain consumer companies represent the best combination of good long term growth prospects and solid valuation characteristics, and we have allocated more capital toward companies such as Amgen and Medtronic during the first half of 2006. Despite attractive valuations and reasonably good earnings performance, valuations in the health care and consumer sectors have contracted materially since December, hurting our performance thus far this year. Amgen and Medtronic currently trade at the lowest absolute and relative valuations they have experienced since the early 1990’s.

2)
The Fund has historically focused on investing in companies with strong business franchises, relatively consistent earnings and free cash flow growth, and strong balance sheets, as those types of companies provide shareholders with good returns over the long run because they build business value inexorably over time. However, the market’s appraisal of such companies can vary widely over the short run, depending on many factors, most of which have little to do with the long term prospects of the companies themselves. High quality growth companies saw their 2 valuations expand significantly in the late 1990’s, and contract markedly between late 2000 and March of 2003. Valuations recovered somewhat between March 2003 and the first half of 2005, but over the past 6 months, valuations have again been compressed notwithstanding generally good financial performance by our companies. While we have no way of knowing what the catalyst will be to cause valuations to revert back toward normal historical levels, history strongly suggests that mean reversion will happen at some point in the future.

3)
Fund flows in the first half of 2006 in the capital markets have been strongly toward smaller companies, foreign companies, and companies with a relatively high degree of sensitivity to changes in economic growth. While the Fund has some exposure to these areas, they are generally sectors of the market in which we have tended to be underweighted given our preference for companies with consistent earnings growth, free cash flow generation, and our valuation discipline. We believe that investors’ appetite for risk has increased appreciably in 2006, and this has resulted in large capital flows toward riskier segments of the market and is reflected in the continued outperformance of smaller, economically-sensitive, and international stocks despite their higher valuations and more volatile earnings growth profile.

    During the second quarter, the companies having the largest negative impact of the Fund’s performance were: Qualcomm (-$532,835, -20.90%), D. R. Horton (-$355,440, -24.18%), Zimmer (-$272,000, -16.09%), Home Depot (-$260,400, -15.05%), and eBay (-$242,750, -24.90%).

    While it is not fun to hold stocks that are declining in price, we are confident that the Fund’s common stock holdings have significant long term investment appeal, given the strength of their business franchises, their continued solid financial performance, and their prospects for continued growth into the future. The following table highlights the financial performance and valuation characteristics of the Fund’s largest holdings as of June 30, 2006:

						P/E	P/E		EPS	ERNS
	Price	Price	EPS			5 YR	5 YR	P/E	L4Q	LT
	% Chg	% Chg	5 YR Hist	P/E	P/E	Avg	Avg	10 YR	Vs YR	Future
Company Name	YTD	12 Mths	Gr Rate	2006	2007	Hi	Lo	Avg	Ago	Gr Rate
CAPITAL ONE FIN’L	-1%	7%	23%	10.8	10.3	18.2	9.8	19.0	20%	13%
ALTRIA GROUP	-2%	14%	3%	13.9	13.0	13.9	10.0	12.1	8%	8%
BEST BUY	26%	20%	21%	24.1	19.6	31.5	15.8	37.4	20%	16%
FEDEX	13%	44%	25%	19.5	17.2	25.3	17.8	20.4	25%	15%
QUALCOMM	-7%	21%	27%	24.6	21.8	49.6	28.2	63.7	22%	20%
ANADARKO PETROLEUM	1%	16%	22%	8.5	7.7	14.8	7.8	29.5	55%	8%
OMNICARE	-17%	12%	21%	14.9	12.3	25.7	14.2	26.2	15%	15%
CHEVRON	9%	11%	23%	7.9	8.1	14.2	10.0	17.2	25%	8%
GOLDMAN SACHS GROUP	18%	48%	35%	8.8	9.0	18.5	12.0	15.8	88%	15%
FIRST DATA	5%	12%	15%	18.9	16.5	26.8	18.5	24.2	5%	13%
JOHNSON & JOHNSON	0%	-8%	16%	16.3	14.9	26.0	19.2	26.3	9%	10%
NABORS INDUSTRIES	-11%	12%	25%	9.9	7.4	44.6	19.2	39.3	115%	39%
WELLS FARGO	7%	9%	15%	13.5	12.2	18.0	13.8	17.5	13%	11%
MEDTRONIC	-19%	-9%	15%	21.2	19.3	38.3	26.8	38.0	19%	15%
AMGEN	-17%	8%	28%	17.8	15.7	43.5	26.9	36.5	31%	14%
PEPSICO	2%	11%	12%	20.3	18.4	27.4	21.6	28.1	15%	11%
WAL-MART STORES	3%	0%	14%	16.4	14.5	31.3	22.9	30.5	10%	14%
WEST	14%	25%	17%	20.8	17.9	26.2	15.0	21.8	30%	16%
HOME DEPOT	-12%	-8%	20%	11.6	10.4	27.7	16.1	32.5	21%	13%
HORTON (D.R.)	-33%	-37%	42%	4.8	5.7	10.8	5.7	9.3	41%	15%
UNIVERSE AVER(EQ WT)	-1%	10%	21%	15.2	13.6	26.6	16.6	27.3	29%	14%

A valid question might be: “If the Fund’s companies are so good, why is their stock price performance lagging in 2006? What is motivating other investors to sell companies you continue to hold, and buy more of?”

We believe the answer lies in the notion that in difficult markets, investors will tend to chase short term performance, and sell relatively poor performing assets in the short run in order to provide the capital to buy whatever is “working” at the time. Consequently, those investors with relatively longer time horizons (such as the Fund) can at times find themselves very much out of step with what is currently doing well in the market; the tradeoff is that the valuation discrepancies created by shorter term fund flows set the stage for better performance longer term.

Many of our core holdings are down 10-20% in price over the past twelve months, despite growing their earnings 10-20% over the same time frame. We believe it is better to focus on financial performance and valuation as opposed to stock price movement; this has hurt us during the first two quarters of 2006, but we believe it positions us well over the next several years.

We appreciate your patience during a period of difficult performance and welcome any questions or comments you have about the Fund.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
APRIL 01, 2006 THROUGH JUNE 30, 2006

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless Described Otherwise	$1,000 Par	$1,000 Par
	Value (M)	Value (M)
	or Shares	or Shares

Anadarko Petroleum Corp.[1]	20,000	40,000
Chesapeake Energy Corp.	5,000	40,000
Countrywide Credit Industries, Inc.	13,000	13,000
Expeditors International of Washington, Inc.[2]	7,000	14,000
Fedex Corp.	3,000	18,000
Horton (D.R.), Inc.	20,000	60,000
Illinois Tool Works, Inc.[3]	14,000	14,000
Legg Mason, Inc.	1,000	3,000
Marvell Technogy Group Ltd.	5,000	5,000
Microsemi Corp.	5,000	15,000
Omnicare, Inc.	10,000	40,000
QUALCOMM, Inc.	5,000	50,000
Sandisk Corp.	2,000	7,000
Vulcan Materials Co.	12,000	12,000
West Corp.	2,000	30,000
Various Issues of Commercial Paper Notes	29,930	4,400
Purchased during 2nd Quarter, 2006

[1] Received 20,000 shares in 2 for 1 stock split on May 30,2006
[2] Received 7,000 shares in 2 for 1 stock split on June 26, 2006
[3] Received 7,000 shares in 2 for 1 stock split on May 26, 2006

Exhibit 1
(continued)

BRIDGES INVESTMENT FUND, INC

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
APRIL 01, 2006 THROUGH JUNE 30, 2006

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless Described Otherwise	$1,000 Par	$1,000 Par
	Value (M)	Value (M)
	or Shares	or Shares

Altria Group, Inc.	5,000	45,000
Applied Materials, Inc.	40,000
Best Buy, Inc.	5,000	55,000
Expeditors International of Washington, Inc.	5,000	7,000
Freddie Mac	15,000
Goldman Sachs Group, Inc.	1,000	12,000
Intel Corp.	25,000
Marvell Technology Group Ltd.	5,000
Microsemi Corp.	15,000
Nike, Inc. CL B	10,000
Sandisk Corp.	7,000
Symantec Corp.	70,000
William Sonoma, Inc.	17,000
Various Issues of Commercial Paper Notes	26,930
Sold or Maturing during 2nd Quarter, 2006

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

Year End Statistics

		Shares	Net Asset		Capital
Valuation Date	Net Assets	Outstanding	Value/Share	Dividend/ Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716

		Shares	Net Asset		Capital
Valuation Date	Net Assets	Outstanding	Value/Share	Dividend/ Share	Gains/Share
12-31-01	$60,244,912	1,940,494	$31.05	$.26	$—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—

CURRENT QUARTER COMPARED TO SAME QUARTER IN PRIOR YEAR

		Shares	Net Asset		Capital
Valuation Date	Net Assets	Outstanding	Value/Share	Dividend/ Share	Gains/Share
06-30-05	$74,688,720	2,270,208	$32.90	$.076	$—
06-30-06	80,249,558	2,380,724	33.71	.065	—

Bridges Investment Fund, Inc.

Expense Example

June 30, 2006
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2006 - June 30, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2006
	January 1, 2006	June 30, 2006	- June 30, 2006
Actual	$1,000.00	$ 966.10	$3.98
Hypothetical (5% return before expenses)	1,000.00	1,020.74	4.09

* Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2006
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$70,400,590
Preferred Stock	754,900
U.S. Treasury Obligations	354,844
Corporate Bonds	3,122,386
Short Term Investments	5,612,826
Total	$80,245,546

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2006
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS - 87.73%
Air Freight & Logistics - 3.60%
Expeditors International Washington, Inc.	14,000	$261,879	$784,140
FedEx Corp.	18,000	1,491,254	2,103,480
		$1,753,133	$2,887,620
Beverages - 1.87%
PepsiCo, Inc.	25,000	$698,139	$1,501,000
Biotechnology - 2.03%
Amgen, Inc.(a)	25,000	$1,222,615	$1,630,750
Capital Markets—3.71%
The Goldman Sachs Group, Inc.	12,000	$1,181,047	$1,805,160
Legg Mason, Inc.	3,000	332,431	298,560
State Street Corp.	15,000	62,367	871,350
		$1,575,845	$2,975,070
Commercial Banks - 2.09%
Wells Fargo & Co.	25,000	$1,122,293	$1,677,000
Commercial Services & Supplies - 1.79%
West Corp.(a)	30,000	$701,215	$1,437,300
Communications Equipment - 3.71%
Cisco Systems, Inc.(a)	50,000	$546,887	$976,500
QUALCOMM, Inc.	50,000	1,986,505	2,003,500
		$2,533,392	$2,980,000
Construction Materials - 1.17%
Vulcan Materials Co.	12,000	$1,040,123	$936,000
Consumer Finance - 7.21%
Capital One Financial Corp.	53,500	$1,935,422	$4,571,575
Nelnet, Inc.(a)	30,000	600,289	1,216,500
		$2,535,711	$5,788,075
Depository Institutions - 1.29%
First National of Nebraska, Inc.	225	$387,969	$1,035,000
Diversified Financial Services - 1.20%
Citigroup, Inc.	20,000	$940,437	$964,800

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2006
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS - (Continued)
Energy Equipment & Services - 2.10%
Nabors Industries Ltd.(a)	50,000	$1,745,323	$1,689,500
Food & Staples Retailing - 1.80%
Wal-Mart Stores, Inc.	30,000	$1,442,592	$1,445,100
Health Care Equipment & Supplies - 4.60%
Medtronic, Inc.	35,000	$1,841,528	$1,642,200
Stryker Corp.	15,000	620,307	631,650
Zimmer Holdings, Inc.(a)	25,000	1,734,289	1,418,000
		$4,196,124	$3,691,850
Health Care Providers & Services - 4.80%
Express Scripts, Inc.(a)	10,000	$521,574	$717,400
Omnicare, Inc.	40,000	1,460,844	1,896,800
Wellpoint, Inc.(a)	17,000	1,188,129	1,237,090
		$3,170,547	$3,851,290
Hotels Restaurants & Leisure - 2.81%
Carnival Corp.	20,000	$778,740	$834,800
Harrah’s Entertainment, Inc.	20,000	656,022	1,423,600
		$1,434,762	$2,258,400
Household Durables - 2.41%
Centex Corp.	10,000	$238,696	$503,000
DR Horton, Inc.	60,000	863,544	1,429,200
		$1,102,240	$1,932,200
Insurance - 2.95%
American International Group, Inc.	22,000	$1,304,817	$1,299,100
Berkshire Hathaway, Inc.(a)	350	492,609	1,065,050
		$1,797,426	$2,364,150
Internet & Catalog Retail - 0.91%
eBay, Inc.(a)	25,000	$418,062	$732,250
IT Services - 3.38%
First Data Corp.	40,000	$1,488,450	$1,801,600
Fiserv, Inc.(a)	20,000	664,527	907,200
		$2,152,977	$2,708,800
See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2006
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS - (Continued)
Machinery - 0.83%
Illinois Tool Works, Inc.	14,000	$694,668	$665,000
Media - 1.76%
Comcast Corp.(a)	20,000	$601,925	$655,600
The McGraw-Hill Companies, Inc.	15,000	664,690	753,450
		$1,266,615	$1,409,050
Multiline Retail - 1.52%
Target Corp.	25,000	$587,011	$1,221,750
Oil & Gas - 7.48%
Anadarko Petroleum Corp.	40,000	$1,349,605	$1,907,600
Apache Corp.	15,000	956,067	1,023,750
Chesapeake Energy Corp.	40,000	1,261,878	1,210,000
ChevronTexaco Corp.	30,000	889,181	1,861,800
		$4,456,731	$6,003,150
Oil, Gas & Consumable Fuels - 1.30%
BP PLC - ADR	15,000	$368,832	$1,044,150
Pharmaceuticals - 4.56%
Allergan, Inc.	10,000	$782,197	$1,072,600
Johnson & Johnson	30,000	1,197,391	1,797,600
Teva Pharmaceutical Industries, Ltd. - ADR	25,000	667,699	789,750
		$2,647,287	$3,659,950
Semiconductor & Semiconductor Equipment - 0.40%
Broadcom Corp.(a)	10,500	$363,637	$318,465
Software - 1.68%
Fair Isaac Corp.	18,000	$234,627	$653,580
Microsoft Corp.	30,000	266,000	699,000
		$500,627	$1,352,580

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2006
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS - (Continued)
Specialty Retail - 8.03%
Best Buy Co, Inc.	55,000	$1,210,476	$3,016,200
Home Depot, Inc.	40,000	1,088,425	1,431,600
Lowe’s Cos, Inc.	20,000	1,111,622	1,213,400
O’Reilly Automotive, Inc.(a)	25,000	587,889	779,750
		$3,998,412	$6,440,950
Thrifts & Mortgage Finance - 0.62%
Countrywide Financial Corp.	13,000	$496,568	$495,040
Tobacco - 4.12%
Altria Group, Inc.	45,000	$1,948,822	$3,304,350

TOTAL COMMON STOCKS (Cost $49,300,135)		$49,300,135	$70,400,590

PREFERRED STOCKS - 0.94%
Non-depository Credit Institutions - 0.31%
Harris Preferred Capital Corp.	10,000	$250,000	$248,400
Real Estate - 0.63%
Equity Office Properties Trust	10,000	$272,179	$255,500
Public Storage, Inc.	10,000	270,038	251,000
		$792,217	$506,500

TOTAL PREFERRED STOCKS (Cost $792,217)		$792,217	$754,900

U.S. TREASURY OBLIGATIONS - 0.44%

	Principal
	Amount
United States Treasury Bonds - 0.44%
7.500% due 11/15/2016	300,000	$305,742	$354,844
TOTAL U.S. TREASURY OBLIGATIONS (Cost $305,742)		$305,742	$354,844

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2006
(Unaudited)

	Principal
Title of Security	Amount	Cost	Value
CORPORATE BONDS - 3.89%
Consumer Finance - 0.40%
Ford Motor Credit Co. 7.875% due 06/15/2010	$350,000	$341,733	$322,872
Depository Institutions - 0.34%
MBNA Corporation Senior Note 7.500% due 03/15/2012	250,000	$261,929	$270,428
Diversified Telecommunication Services - 0.43%
Level 3 Communications, Inc.11.500% due 03/01/2010	350,000	$293,318	$346,500
(Acquired 01/13/2006, Cost $293,318)(b)
Electric Services - 0.25%
MidAmerican Energy Holdings Co. 7.630% due 10/15/2007	200,000	$200,000	$204,279
Electric Utilities - 0.35%
Duke Capital Corp. 8.000% due 10/01/2019	250,000	$274,300	$282,661
Food Products - 0.31%
Kraft Foods, Inc. 6.250% due 06/01/2012	250,000	$260,013	$252,917
General Merchandise Stores - 0.19%
Dillard Department Stores, Inc. 7.850% due 10/01/2012	150,000	$150,670	$154,500
Health Care Providers & Services - 0.32%
Cardinal Health, Inc. 6.750% due 02/15/2011	250,000	$256,350	$256,321

Hotels, Rooming Houses, Camps, And
Other Lodging Places - 0.33%
Marriott International, Inc. 7.875% due 09/15/2009	250,000	$250,032	$263,690
Multiline Retail - 0.33%
JCPenney Co., Inc. 7.400% due 04/01/2037	250,000	$263,443	$261,870
Semiconductor & Semiconductor Equipment - 0.33%
Applied Materials, Inc. 7.125% due 10/15/2017	250,000	$255,338	$261,348
Tobacco - 0.31%
R.J. Reynolds Holdings, Inc. 7.250% due 06/01/2012	250,000	$257,598	$245,000

TOTAL CORPORATE BONDS (Cost $3,064,724)		$3,064,724	$3,122,386

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(b) Restricted

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2006
(Unaudited)

	Principal
Title of Security	Amount	Cost	Value
SHORT TERM INVESTMENTS - 7.00%
Commercial Paper - 5.48%
American Express Credit Corp
5.250%, 07/07/2006	$2,000,000	$1,998,299	$1,998,299
Prudential Funding Corp.
5.230%, 07/05/2006	2,400,000	$2,398,645	$2,398,645

	Shares
Mutual Funds - 1.52%
SEI Daily Income Trust Treasury Fund 4.480%	1,215,882	$1,215,882	$1,215,882

TOTAL SHORT TERM INVESTMENTS (Cost $5,612,826)		$5,612,826	$5,612,826

TOTAL INVESTMENTS (Cost $59,075,644) - 100.00%			$80,245,546
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.00%			4,012
TOTAL NET ASSETS - 100.00%			$80,249,558

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FOR THE SIX MONTHS ENDED JUNE 30, 2006
(Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $59,075,644)	$80,245,546
Receivables
Dividends and interest	117,403
Fund shares issued	63,018
Other assets	4,666
TOTAL ASSETS	$80,430,633

LIABILITIES:
Payables
Advisory fees	$99,620
Distribution to shareholders	21,316
Fund shares redeemed	28
Accrued expenses	60,111
TOTAL LIABILITIES	$181,075

TOTAL NET ASSETS	$80,249,558

NET ASSETS CONSIST OF:
Capital stock	$61,280,383
Accumulated undistributed net investment income	20,419
Accumulated undistributed net realized loss on investments	(2,221,146)
Unrealized appreciation on investments	21,169,902
TOTAL NET ASSETS	$80,249,558

SHARES OUTSTANDING (UNLIMITED SHARES OF
NO PAR VALUE AUTHORIZED)	2,380,724
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE	$33.71

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006
(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $587)	$430,662
Interest income	184,278

Total investment income	$614,940

EXPENSES:
Advisory fees	$203,382
Administration fees	20,815
Professional services	23,711
Dividend disbursing and transfer agent fees	28,882
Fund accounting fees	22,504
Taxes and licenses	724
Custody fees	6,020
Printing and supplies	8,430
Independent directors expenses and fees	8,869
Other	8,958

Total expenses	$332,295
NET INVESTMENT INCOME	$282,645

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	$107,660
Net change in unrealized depreciation on investments	(3,205,661)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:	(3,098,001)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,815,356)

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(Unaudited)

	2006	2005
OPERATIONS:
Net investment income	$282,645	$347,519
Net realized gain/(loss) on investments	107,660	(184,454)
Net change in unrealized depreciation on investments	(3,205,661)	(673,218)
Net decrease in assets resulting from operations	(2,815,356)	(510,153)

Net Equalization debits/credits:	1,892	(1,200)
Distributions to shareholders:
From net investment income	(271,169)	(338,338)
Total distributions	(271,169)	(338,338)

Capital Share Transactions:
Net increase in net assets from capital share transactions	2,618,707	1,256,763

Total increase/(decrease) in net assets	(465,926)	407,072

NET ASSETS:
Beginning of period	80,715,484	74,281,648

End of six months (includes $20,419 and $19,911 of undistributed net
investment income in 2006 and 2005)	$80,249,558	$74,688,720

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	(Unaudited)
	Period Ended
	June 30,		Year Ended December 31,
	2006	2005	2004	2003	2002	2001
Net Asset Value: Beginning of period	$35.01	$33.31	$31.04	$23.05	$31.05	$38.59
Operations:
Net investment income [1]	0.12	0.28	0.31	0.24	0.20	0.26
Net realized and unrealized
gain (loss)
on investment securities	(1.30)	1.70	2.27	7.99	(8.00)	(7.54)
Total from operations	(1.18)	1.98	2.58	8.23	(7.80)	(7.28)

Less distributions:
From net investment income	(0.12)	(0.28)	(0.31)	(0.24)	(0.20)	(0.26)
From net realized gains	-	-	-	-	-	-
Total distributions	(0.12)	(0.28)	(0.31)	(0.24)	(0.20)	(0.26)
Net Asset Value:
End of period	$33.71	$35.01	$33.31	$31.04	$23.05	$31.05

Total return	-3.39%[2]	5.99%	8.36%	35.83%	-25.13%	-18.89%

Ratio/Supplemental Data
Net assets at end of period
(000s omitted)	$80,250	$80,715	$74,282	$62,586	$45,855	$60,245

Ratio of Expenses to Average
Net Assets	0.82%[3]	0.85%	0.85%	0.89%	0.85%	0.79%

Ratio of Net Investment Income to
Average Net Assets	0.70%[3]	0.84%	0.98%	0.91%	0.79%	0.79%
Portfolio turnover rate	11%	24%	17%	26%	23%	14%

[1] Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
[2] Not Annualized.
[3] Annualized

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006
(Unaudited)

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments -

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.	Federal Income Taxes -

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C.	Distribution To Shareholders -

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.	Equalization -

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates -

The preparation of financial statements in conformity with accounting principles generally accepted in United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2005 and the six months ended June 30, 2006.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3)	DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, was:

	2006	2005
United States government obligations	$ -	$ -
Securities	8,520,612	11,699,928
	$ 8,520,612	$ 11,699,928

Net proceeds from sales of long-term investments during the six months ended June 30, were:

	2006	2005
United States government obligations	$ 200,000	$ -
Other securities	11,009,414	8,793,071
Total Net Proceeds	$ 11,209,414	$ 8,793,071

(5)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(6)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the six months ended June 30, were as follows:

	2006	2005
Shares sold	132,777	127,094
Shares issued to shareholders in reinvestment of
net investment income	6,755	8,728
	139,532	135,822
Shares redeemed	(64,573)	(95,652)
Net increase	74,959	40,170

Value of capital stock issued and redeemed during the six months ended June 30, was as follows:

	2006	2005
Shares sold	$ 4,622,816	$ 4,089,114
Shares issued to shareholders in reinvestment of
net investment income	232,543	282,709
	$ 4,855,359	$ 4,371,823
Shares redeemed	(2,236,652)	(3,115,060)
Net increase	$ 2,618,707	$ 1,256,763

(7)	DISTRIBUTIONS TO SHAREHOLDERS

On June 30, 2006, a cash distribution was declared from net investment income accrued through June 30, 2006. This distribution was calculated as $0.065 per share. The dividend was paid on June 30, 2006 to shareholders of record on June 29, 2006.

(8)	FEDERAL INCOME TAX INFORMATION

Distributions during the years ended December 31, 2005 and 2004, totaled $638,017 and $662,194 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements.

As of December 31, 2005, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$56,389,518
Unrealized appreciation	$25,554,103
Unrealized depreciation	$ (1,178,540)
Net unrealized appreciation	$24,375,563

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 24,375,563
Undistributed ordinary income	$ -
Accumulated capital losses	$ (2,324,511)

The accumulated capital losses of $2,324,511 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $75,255 in 2010, and $1,573,598 in 2011, and $675,658 in 2012.

ADDITIONAL DISCLOSURES (UNAUDITED)

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http:// www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2006 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

Non-Interested/Independent Directors
Term of
	Position(s)	Office and		Other Trusteeships/
Name, Address (if	Held with	Length of	Principal Occupation(s)	Directorships
applicable) and Age	Fund	Time Served	During Past Five Years	Held by Director

N. Phillips Dodge, Jr.	Director	One Year;	President, N. P. Dodge Company,	American States Water
Age: 69		Since 1983	1978-present	Company*; Omaha
Public Power District

John W. Estabrook	Director	One Year;	Retired since 1992; previously was	Provident Trust
Age: 78		Since 1979	President and Chief Administrative	Company; Nebraska
			Officer of Nebraska Methodist	Methodist Hospital
			Hospital from 1959-1987 and	Foundation; Jennie
			President of Nebraska Methodist	Edmundsen Hospital
Health System from 1987-1992

Term of
	Position(s)	Office and		Other Trusteeships/
Name, Address (if	Held with	Length of	Principal Occupation(s)	Directorships
applicable) and Age	Fund	Time Served	During Past Five Years	Held by Director

Jon D. Hoffmaster	Director	One Year;	President, W.F. Enterprises, LLC,	None
Age: 57		Since 1993	2003-present; President and Chief
Operating Officer, Chief Financial
Officer, Executive Vice President
of InfoUSA from 1987-1998 and
President and Chief Executive
Officer of First National Bank
of Bellevue, Nebraska from
1980-1987

John J. Koraleski(1)	Chairman	One Year;	Executive Vice President-	Union Pacific
Age: 55		Since 2005	Marketing & Sales, Union Pacific	Foundation
Railroad Company, 1999-present;
	Director	One Year;	has been serving Union Pacific
		Since 1995	Railroad Company in various
capacities since 1972

Gary L. Petersen	Director	One Year;	Retired since 1986; previously	None
Age: 62		Since 1987	was President of Petersen
Manufacturing Co. Inc. from
1979-1986, prior to becoming
President, served Petersen
Manufacturing in various
capacities beginning in 1966

Roy A. Smith	Director	One Year;	President, Old Mill Toyota,	Mid City Bank
Age: 71		Since 1976	1978-present; President, H.P.	of Omaha
Smith Motors , Inc., 1964-1997

L.B. Thomas	Director	One Year;	Retired since 1996; previously	Lozier Corp.; Exchange
Age: 70		Since 1992	was Senior Vice President, Risk	Bank of Mound City;
			Officer and Corporate Secretary	Nebraska Methodist
			of ConAgra, Inc. and held various	Health Systems
other executive level positions at
ConAgra from 1960-1996

John K. Wilson	Director	One Year;	President, Durham Resources,	MDU Resources
Age: 52		Since 1999	LLC, 1994-present; has been	Group, Inc.*
serving Durham Resources in
various capacities since 1983

*	Indicates publicly traded company or investment company.
(1)	Mr. Koraleski serves as the Lead Independent Director.
The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Interested Directors
Term of
	Position(s)	Office and		Other Trusteeships/
Name, Address (if	Held with	Length of	Principal Occupation(s)	Directorships
applicable) and Age	Fund	Time Served	During Past Five Years	Held by Director

Edson L. Bridges II(1)	Chairman	One Year;	President, Bridges Investment	Bridges Investment
Age: 73	Emeritus	Since 2006	Counsel, Inc., 1970-present;	Management, Inc.;
			President, Bridges Investor	Bridges Investment
	Vice	One Year;	Services, Inc., 1987-present;	Counsel, Inc.; Bridges
	Chairman	From	President, Provident Trust	Investor Services, Inc.;
		2005-2006	Company, 1992-present; Executive	N.P. Dodge Company;
			Administrator, Bridges Investment	Airlite Plastics
	Chairman	One Year;	Management, Inc., 2000-present	Company; Provident
		From		Trust Company; Store
		1997-2005		Kraft Manufacturing
Company; West
	President	One Year;		Omaha Land &
		From		Cattle Company
1970-1997

	Chief	One Year;
	Executive	From
	Officer	1997-2004

	Director	One Year;
Since 1963

Edson L. Bridges III(2)	President	One Year;	President, Bridges Investment	Bridges Investment
Age: 47		Since 1997	Management, Inc., 1994-present;	Management, Inc.;
			Executive Vice President,	Bridges Investment
	Chief	One Year;	Bridges Investment Counsel, Inc.,	Counsel, Inc.; Bridges
	Executive	Since 2004	1993-present; held various other	Investor Services,
	Officer		professional level positions	Inc.; Provident
			at Bridges Investment Counsel	Trust Company;
	Chief	One Year;	from 1983-1993; Vice President,	Stratus Fund, Inc.*
	Investment	Since 2004	Provident Trust Company, 1992-
	Officer		present; held various positions
at Bridges Investor Services
	Director	One Year;	Inc., 1987-present, most
		Since 1991	recently Chairman

*	Indicates publicly traded company or investment company.
(1)	Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is an officer of the
Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.
(2)	Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is an officer of the
Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.

Officers
Term of
	Position(s)	Office and		Other Trusteeships/
Name, Address (if	Held with	Length of	Principal Occupation(s) During	Directorships Held by
applicable) and Age	Fund	Time Served	Past Five Years	Officer

Nancy K. Dodge	Treasurer	One Year;	Vice President, Bridges Investment	Bridges Investor
Age: 44		Since 1986	Management, Inc., 2000-present;	Services, Inc.
held various other positions at
Bridges Investment Management,
Inc. and Bridges Investment
Counsel, Inc., 1980-present;
Trust Administrator, Provident
Trust Company, 1992-present;
held various positions at
Bridges Investor Services,
Inc., 1987-present, most
recently Vice President

Randall D. Greer	Executive	One Year;	Vice President, Bridges Investment	None
Age: 54	Vice	Since 2005	Management, Inc., 2002-present;
	President		Senior Vice President, Bridges
Investment Counsel, Inc., 2002-
	Vice	One Year;	present; Vice President, Provident
	President	From	Trust Company, 2002-present;
		2003-2005	Vice President, Bridges Investor
Services, Inc., 2003-present; Chief
	Chief	One Year;	Investment Officer of Westchester
	Compliance	Since 2004	Capital Management, Inc., 2000-
	Officer		2002; held various management
positions with Kirkpatrick, Pettis,
Smith, Polian Inc. (investment
banking firm and broker-dealer),
1975-2000

Brian Kirkpatrick	Vice	One Year;	Vice President of Bridges	None
Age: 34	President	Since 2000	Investment Management, Inc.,
1994-present; held various
positions with Bridges Investment
Counsel, Inc., 1992-present, most
recently Vice President; Trust
Assistant, Provident Trust
Company, 1995-present

Mary Ann Mason	Secretary	One Year;	Corporate Secretary and Treasurer,	Bridges Investor
Age: 54		Since 1987	Bridges Investment Counsel, Inc.,	Services, Inc.
1981-present; Secretary/Treasurer,
Bridges Investment Management,
Inc., 1994-present; Secretary and
Treasurer, Bridges Investor
Services, Inc., 1987-present;
Secretary, Treasurer, and Trust
Administrator, Provident Trust
Company, 1992-present

Term of
	Position(s)	Office and		Other Trusteeships/
Name, Address (if	Held with	Length of	Principal Occupation(s) During	Directorships Held by
applicable) and Age	Fund	Time Served	Past Five Years	Officer

Linda Morris	Assistant	One Year;	Held various positions with	None
Age: 39	Treasurer	Since 2000	Bridges Investment Counsel, Inc.,
1992-present, most recently as
Associate Director of Accounting;
Trust Assistant, Provident Trust
Company, 1995-present

Trinh Wu	Controller	One Year;	Lead Accountant, Bridges	None
Age: 48		Since 2001	Investment Counsel, Inc.,
1997-present;

* Indicates publicly traded company or investment company.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
Omaha, Nebraska 68114

Telephone 402-397-4700
Facsimile 402-397-8617

Directors

Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Gary L. Petersen
Roy A. Smith
L. B. Thomas
John K. Wilson

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Randall D. Greer	Executive Vice President and
Chief Compliance Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

Background Description of Fund Controls and Procedures: In accordance with SEC Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures: (1) disclosure controls and procedures and (2) internal controls over financial reporting. This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q. The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings. The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a) Conclusions of Certifying Officers: The Fund's certifying officers, Chief Executive and Investment Officer and President, Edson L. Bridges III, Treasurer, Nancy K. Dodge, and Executive Vice-President and Chief Compliance Officer, Randall D. Greer based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective. These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b) Changes in the Fund's Internal Control over Financial Reporting: Through June 30, 2006, there were no changes in the Fund's internal control that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

To a significant degree the Fund’s operating controls and procedures have been delegated to USBFS and its affiliates which are providing the accounting, administrative, distributor, and dividend and transfer agent services described. With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel. Due to this, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing filed February 24, 2006.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridges Investment Fund, Inc.

By (Signature and Title /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date        8/14/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date       8/14/06

By (Signature and Title)* /s/ Randall D. Greer
Randall D. Greer, Executive Vice-President, CCO

Date       8/10/06

By (Signature and Title)*   /s/ Nancy K. Dodge
 Nancy K. Dodge, Treasurer

Date       8/10/06

* Print the name and title of each signing officer under his or her signature.